SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.)

Filed by the Registrant        |X|

Filed by a Party other than the Registrant      |_|

Check the appropriate box

|_|   Preliminary Proxy Statement

|X|   Definitive Proxy Statement

|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             WINFIELD CAPITAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a(6)(i)(4) and 0-11.


1)    Title of each class of securities to which transaction applies:

________________________________________________________________________________

2)    Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

________________________________________________________________________________

4)    Proposed maximum aggregate value of transaction:

________________________________________________________________________________

5)    Total Fee Paid:

________________________________________________________________________________

|_|   Fee paid previously with preliminary materials

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount previously paid:___________________________________________________

2)    Form, Schedule or Registration Statement No.______________________________

3)    Filing party:_____________________________________________________________

4)    Date Filed:_______________________________________________________________

                             WINFIELD CAPITAL CORP.
                              237 MAMARONECK AVENUE
                          WHITE PLAINS, NEW YORK 10605

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 24, 1998

To the shareholders of Winfield Capital Corp.:

     The special meeting (the "Special Meeting") of shareholders of Winfield Capital Corp., a New York corporation (the "Company"), will be held at 9:00 a.m. (Eastern Time) on September 24, 1998, at The Yale Club of New York City (Trumbull Room, 18th Floor), 50 Vanderbilt Avenue, New York, New York 10017, for the following purposes:

          1. To elect seven members to the Board of Directors to hold office until the next annual meeting of shareholders and until their respective successors are duly elected and have qualified;

          2. To consider the ratification of the appointment of PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.) as the Company's independent accountant for the fiscal year ending March 31, 1999; and

          3. To consider and vote upon such other matters as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

     Only shareholders of record at the close of business on August 28, 1998 are entitled to receive notice of and to vote at the Special Meeting.


     The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Special Meeting in person. Whether or not you plan to attend the meeting, please fill in, date, sign and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked by you at any time prior to the meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of shareholders for the Special Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the meeting and voting in person. If you are unable to attend, your signed proxy will assure that your vote is counted.


                                     By Order of the Board of Directors


July 29, 1998                        BRUCE A. KAUFMAN, SECRETARY

                             WINFIELD CAPITAL CORP.
                              237 MAMARONECK AVENUE
                          WHITE PLAINS, NEW YORK 10605

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 24, 1998

     This Proxy Statement is furnished to the shareholders of Winfield Capital Corp., a New York corporation (the "Company"), in connection with the solicitation by and on behalf of the Company's Board of Directors (the "Board") of proxies to be voted at the Special Meeting of Shareholders of the Company (the "Special Meeting"). The meeting will be held on September 24, 1998 at 9:00 a.m. (Eastern Time) at The Yale Club of New York City (Trumbull Room, 18th Floor), 50 Vanderbilt Avenue, New York, New York 10017, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Officers and other employees of the Company, without additional compensation, may solicit proxies personally or by telephone if deemed necessary. Solicitation expenses, which are not expected to exceed $5,000, will be paid by the Company.

     All proxies that are properly executed and received prior to the Special Meeting will be voted at the meeting. If a shareholder specifies how the proxy is to be voted on any business to come before the meeting, it will be voted in accordance with such specification. If a shareholder does not specify how to vote the proxy, it will be voted FOR the election of the seven nominees to the Board named in this Proxy Statement and FOR the ratification of the appointment of PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.) as the Company's independent accountant for the fiscal year ending March 31, 1999; and on such other business as may properly come before the meeting. Any proxy may be revoked by a shareholder at any time before it is actually voted at the meeting by delivering written notification to the Secretary of the Company, by delivering another valid proxy bearing a later date, or by attending the meeting and voting in person.

     This Proxy Statement and the accompanying proxy are first being sent to shareholders on or about September 2, 1998. The Company will bear the cost of preparing, assembling, and mailing the notice, Proxy Statement, and form of proxy for the meeting.

                                VOTING SECURITIES

     All voting rights are vested exclusively in the holders of the Company's common stock, $.01 par value per share (the "Common Stock"), with each share entitled to one vote. Only shareholders of record at the close of business on August 28, 1998 are entitled to receive notice of and to vote at the Special Meeting or any adjournment. At the close of business on July 24, 1998, there were 5,023,361 shares of Common Stock issued and outstanding. The Company estimates that such shares are held by approximately 1,718 beneficial owners. A majority of the shares of Common Stock issued and outstanding must be represented at the Special Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose.

     The election of directors requires the affirmative vote of the holders of a plurality of the shares present and represented at the meeting. The ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's independent accountant for the fiscal year ending March 31, 1999 requires the affirmative vote of the holders of a majority of the shares present and represented at the meeting.

     A shareholder who abstains from voting or withholds his or her vote will be counted as present for determining whether the quorum requirement is satisfied. If a shareholder returns a signed proxy but fails to indicate a vote for or against any proposal, for purposes of determining the outcome of the vote on any such proposal, such shareholder will be deemed to have voted FOR the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" with respect to any item to be voted upon at the Special Meeting will, however, be treated as shares present and entitled to vote.

                HOLDINGS OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     As of July 24, 1998, there were 5,023,361 shares of the Common Stock of the Company outstanding. The Company has no other class of voting securities outstanding.

     The following table sets forth information, as of July 24, 1998, as to the ownership of Common Stock by (a) each person known by the Company to own, beneficially or of record, 5% or more of the outstanding Common Stock, and (b) the directors and officers of the Company as a group:

================================================================================
  NAME AND ADDRESS                      NUMBER OF SHARES       PERCENT OF COMMON
  OF OWNER                              OWNED                  STOCK(1)
--------------------------------------------------------------------------------
Paul A. Perlin                          881,519 shs.(2)             16.21%
c/o Winfield Capital Corp.
237 Mamaroneck Avenue
White Plains, NY  10605
--------------------------------------------------------------------------------
David Greenberg                         817,233 shs.(3)             15.21%
c/o Winfield Capital Corp.
237 Mamaroneck Avenue
White Plains, NY  10605
--------------------------------------------------------------------------------
Anthony Marchiano                       500,000 shs.(4)              9.95%
c/o A.S. Goldmen & Company
1100 Fifth Avenue South
Naples, Florida  34102
--------------------------------------------------------------------------------
All Directors and Officers as
 a Group (8 persons)                  2,386,037 shs.(5)             39.61%
================================================================================

(1) Based on 5,023,361 outstanding shares of Common Stock plus the number of shares underlying any stock options granted to the person whose percentage interest is indicated.

(2) Includes 414,286 shares issuable upon the exercise of stock options granted to Mr. Perlin. See "ELECTION OF DIRECTORS - Stock Options".

(3) Includes 350,000 shares issuable upon the exercise of stock options granted to Mr. Greenberg. See "ELECTION OF DIRECTORS - Stock Options".

(4) 150,251 of these shares are held by Gas Motors, Inc., of which Mr. Marchiano is the sole shareholder. Data as to the ownership of Common Stock by Mr. Marchiano is based upon Schedule 13D which he filed with the Securities and Exchange Commission on August 21, 1997.

(5) Includes all shares owned by officers and directors of the Company (based upon all Form 4 filings received by the Company as of July 24, 1998), including shares issuable upon the exercise of outstanding stock options and stock options that are subject to approval by the Securities and Exchange Commission (the "Commission"). See "ELECTION OF DIRECTORS - Stock Options".

                              ELECTION OF DIRECTORS

     The Company's Board of Directors consists of seven members. There is no provision for cumulative voting in the election of directors. Directors will be elected by a plurality vote of the shares represented at the Special Meeting.

     The following table lists the names, ages, and the positions held with the Company of, and the number of shares of the Company beneficially owned by, the directors of the Company. All of the persons listed have been nominated to be directors except Mr. Ziegler, who is not standing for reelection. Six of the nominees are incumbent directors who have been approved as directors of the Company by the Small Business Administration ("SBA"), as required. One nominee, Mr. Kaufman, has been approved as an officer of the Company by the SBA and, upon both his approval as a director by the SBA and his election by shareholders, he will resign his positions as the Company's Treasurer and Secretary. Additional information regarding the business experience, length of time served in each capacity, and other matters relevant to each individual are set forth in or below the table.


                                                                                                        SHARES
NAME AND ADDRESS (1)                AGE              POSITION                                           OWNED (2)
--------------------                ---              --------                                           ---------
Paul A. Perlin (3)                  46               Chairman, Chief Executive Officer & Director         881,519

David Greenberg (3)                 39               Chief Operating Officer & Director                   817,233

R. Scot Perlin (3)                  50               Chief Financial Officer & Director                   245,714

Joel I. Barad                       46               Director                                              91,857

Barry J. Gordon                     53               Director                                              63,857

Allen L. Weingarten                 44               Director                                              88,857

Scott A. Ziegler                    38               Director                                             181,000(4)

Bruce A. Kaufman (3)                38               Treasurer, Secretary, and Director Designee           16,000

-----------


(1) The business address for the directors of the Company is c/o Winfield Capital Corp., 237 Mamaroneck Avenue, White Plains, New York 10605.

(2) Includes shares issuable upon the exercise of outstanding stock options and, in the case of the non-employee directors, stock options that are subject to the approval of the Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). See "Stock Options" below.

(3) The 1940 Act requires that a majority of the directors of a Business Development Company, which the Company has elected to be, may not be "interested persons," as defined in the 1940 Act. Each of the directors named in the table above to which this note (3) pertains is an "interested person." Mr. Kaufman will no longer be an "interested person" upon his resignation as the Company's Treasurer and Secretary as discussed above.

(4)  Based upon Mr. Ziegler's most recent filing on Form 4 dated June 4, 1998.

     The directors elected at the Special Meeting will serve until the next annual meeting of shareholders and thereafter until their respective successors are elected and qualified.

     The following sets forth biographical information as to the business experience of each nominee for director of the Company for at least the past five years.

     Paul A. Perlin became the Chief Executive Officer, Chairman and a director of the Company on May 2, 1995. He was Secretary of Pet Products Inc., a manufacturer and distributor of dog chews ("Pet Products"), from November 1991 to February 1995, and a member of its Board of Directors from March 1992 to February 1995, when it was acquired by The Hartz Mountain Corporation ("Hartz"). From 1986 to 1990, Mr. Perlin was a Vice President of Chase Manhattan Capital Corporation (an SBIC), Chase Manhattan Investment Holdings, Inc. and The Chase Manhattan Bank, N.A., and a Director of Chase Manhattan Capital Markets Corporation. Prior to joining Chase, Mr. Perlin was Director of Corporate Finance at Neuberger & Berman, a New York Stock Exchange member firm. Paul A. Perlin and R. Scot Perlin are brothers.

     David Greenberg became a director of the Company on May 2, 1995 and its Chief Operating Officer on November 1, 1995. He was a co-founder, President, Chief Financial Officer and a director of Pet Products from its inception in 1981 to February 1995, when it was acquired by Hartz.

     R. Scot Perlin became a director of the Company on May 2, 1995 and its Chief Financial Officer on October 3, 1996. From April 1994 to May 1995, he was Executive Vice President and Chief Financial Officer of Meridien Corporation, a multinational financial institution. He is currently an Adjunct Professor at Columbia University's Executive MBA Program, Fordham University's Graduate School of Business Administration and at New York University's Stern School of Business. From 1987 to 1989, Mr. Perlin was a Senior Vice President for Yamaichi International (America), Inc., a securities firm. From 1978 to 1987 he was with American International Group ("AIG"), an insurance company, where he held several senior management positions, including Senior Vice President and Chief Investment Officer for American International Underwriters and Treasurer of AIG Capital Corp., both subsidiaries of AIG, and Assistant Treasurer of AIG. Paul A. Perlin and R. Scot Perlin are brothers.

     Joel I. Barad became a director of the Company on October 24, 1995. Since September 1997, Mr. Barad has been a Vice President at Curran Partners, Inc., a retained executive search firm. From August 1995 to August 1997, he ran his own management consulting practice. He was an Executive Vice President of Pet Products from 1993 to July 1995. From 1988 to 1993, he was Vice President, Marketing, Seagram Asia Pacific and Global Duty Free, a distributor of alcoholic beverages. From 1976 to 1988, he was an account executive and later a Vice President of Ogilvy & Mather, an advertising agency.

     Barry J. Gordon became a director of the Company on October 24, 1995. He has been the President since 1980, and the Chairman of the Board of Directors since 1987, of American Fund Advisors, Inc., a money management firm. Since 1990, he has been the President, and from 1990 to 1993, he was a director, of John Hancock Technology Series, Inc., an investment company. From 1985 to 1992, he was the Chairman, the President and a director of National Value Fund, Inc., an investment company. From 1981 to 1990, he was a director, and from 1983 to 1990, he was the President, of National Aviation & Technology Corp. and National Telecommunications and Technology Fund, both investment companies and predecessors of John Hancock Technology Series, Inc. Mr. Gordon is also a director of The Hain Food Group, Inc., Robocom Systems Inc. and Millenium Sports Management, Inc.

     Allen L. Weingarten became a director of the Company on October 24, 1995. He has been a partner in the New York office of the law firm of Morrison & Foerster LLP since February 1998. Previously, Mr. Weingarten was special counsel to the New York law firm of Skadden, Arps, Slate, Meagher & Flom LLP for more than five years.

     Bruce A. Kaufman is a director designee of the Company and became its Treasurer and Secretary on May 2, 1995. Since January 1998 he has run his own independent financial consulting practice. He was a co-founder and President of Rockwater International Group, Ltd., a manufacturer and distributor of marine construction products from 1993 to 1997. From 1990 to 1993, Mr. Kaufman was an investment banker with Lehman Brothers, Inc.

     At its meeting on May 21, 1996, the Company's Board of Directors authorized the formation of an audit committee, consisting of Messrs. R. Scot Perlin, Barry
J. Gordon and Allen L. Weingarten, a compensation committee consisting of Messrs. Joel I. Barad, Barry J. Gordon, Allen L. Weingarten and Scott A. Ziegler, who is not standing for reelection, and an executive committee consisting of Messrs. Paul A. Perlin and David Greenberg and two directors who are not "interested" persons, initially, Mr. Barad and Mr. Ziegler.

     During the fiscal year ended March 31, 1998, there were five meetings of the Company's Board of Directors. All of the directors attended 100 percent of the meetings, except Mr. Barad, who attended 80 percent of such meetings.

EXECUTIVE COMPENSATION

     The aggregate compensation payable to management of the Company is limited by the SBA Regulations. The following table summarizes the compensation of the named executive officers for each of the Company's past three fiscal years:



=================================================================================================================
NAME AND PRINCIPAL                 FISCAL YEAR(S) ENDED                                     SHARES UNDERLYING
    POSITION                             MARCH 31,                   SALARY                   STOCK OPTIONS
------------------                 --------------------              ------                 -----------------
Paul A. Perlin,                            1998                      $176,581                 414,286 shares
Chairman of the Board              ------------------------------------------
Chief Executive Officer                    1997                      $173,557
                                   ------------------------------------------
                                           1996                      $106,617
-----------------------------------------------------------------------------------------------------------------
David Greenberg,                           1998                      $155,177                 350,000 shares
Chief Operating Officer            ------------------------------------------
                                           1997                      $147,789
                                   ------------------------------------------
                                           1996                       $55,762
=================================================================================================================


     None of the named persons received bonuses or compensation other than as shown in the above table.

     Effective May 2, 1995, the Company entered into an employment agreement with Paul A. Perlin for a term ending October 31, 1998, under which he is to serve as the Chief Executive Officer of the Company. Mr. Perlin received a salary at the rate of $95,000 per annum through October 31, 1995 and is currently receiving a salary at the rate of $181,912 per annum. Mr. Perlin's salary is subject to annual cost-of-living adjustments. The employment agreement contains provisions, in general, prohibiting Mr. Perlin from owning more than a five percent equity interest in any companies or engaging in any other business activities, that are competitive with the business of the Company. In addition, under the agreement, Mr. Perlin has been granted, pursuant to the Company's stock option plan, an option to purchase up to 214,286 shares of the Company's Common Stock at an exercise price of $1.16 per share until May 2, 2002. The agreement provides for the use of an automobile for Mr. Perlin, for the reimbursement of certain business expenses and payment of annual premiums on a term life insurance policy in the amount of $1,000,000, payable to beneficiaries named by Mr. Perlin.

     Effective November 1, 1995 the Company entered into an employment agreement with David Greenberg, for a term of three years ending on October 31, 1998, to act as Chief Operating Officer of the Company. The agreement provides Mr. Greenberg with a salary of $145,000 per annum, subject to annual cost of living adjustments and which is currently $159,862 per annum. The employment agreement contains provisions, in general, prohibiting Mr. Greenberg from owning more than a five percent equity interest in any companies, or engaging in any other business activities, that are competitive with the business of the Company. The agreement provides for the use of an automobile for Mr. Greenberg, for the reimbursement of certain business expenses and a term life insurance policy in the amount of $1,000,000, payable to beneficiaries named by Mr. Greenberg. In addition, under the agreement, Mr. Greenberg has been granted, pursuant to the Company's stock option plan, an option to purchase up to 150,000 shares of the Company's Common Stock at an exercise price of $1.16 per share until May 2, 2002.

     On May 2, 1995, the Company entered into an employment agreement with Stanley M. Pechman for a term of three years, under which he served as President of the Company and received a salary of $65,000 per annum. The employment agreement contained provisions prohibiting Mr. Pechman from owning more than a one percent equity interest in any companies, or engaging in any other business activities, that are competitive with the business of the Company. In addition, Mr. Pechman was granted, pursuant to the Company's stock option plan, an option which expired unexercised to purchase up to 64,286 shares of the Company's Common Stock at an exercise price of $1.16 per share until May 12, 1998. The agreement also provided for the use of an automobile for Mr. Pechman and reimbursement of certain business expenses. Mr. Pechman's employment agreement ended pursuant to its terms on May 2, 1998 and Mr. Pechman resigned as the Company's President effective on that date.

     In addition to the compensation provided in the agreements described above, the Board of Directors, in its discretion, may grant bonuses to the Company's officers subject to guidelines in the SBA Regulations and SBA approval.

     The directors of the Company do not currently receive compensation other than the stock options listed in the table below and reimbursement of certain expenses relating to their directorships.

STOCK OPTIONS

     At the date of this Proxy Statement, the following options had been granted to officers and directors by the Company's Board of Directors under the Company's stock option plan:



========================================================================================================================
 NAME OR DESCRIPTION OF          RELATIONSHIP TO            NUMBER OF   EXERCISE       EXPIRATION OF       POTENTIAL
        OPTIONEE                     COMPANY                  SHARES    PRICE (1)          OPTION          VALUE (2)
------------------------------------------------------------------------------------------------------------------------
Paul A. Perlin             Chairman of the Board,             214,286    $   1.16         May 2, 2002       $101,194
                           Chief Executive Officer &          200,000    $   1.11       Feb. 24, 2003       $ 61,334
                             Director
------------------------------------------------------------------------------------------------------------------------
David Greenberg            Chief Operating Officer &          150,000    $   1.16         May 2, 2002       $ 70,835
                             Director                         200,000    $   1.11       Feb. 24, 2003       $ 61,334
------------------------------------------------------------------------------------------------------------------------
R. Scot Perlin             Chief Financial Officer &            2,000    $   1.16         May 2, 2000       $    641
                             Director                           4,000    $1.53125        Feb. 5, 2002       $  1,692
                                                              140,000    $   1.11       Feb. 24, 2003       $ 42,934
------------------------------------------------------------------------------------------------------------------------
Joel I. Barad              Director                             2,000    $   5.00       Oct. 24, 2000       $  2,763
                                                                4,000    $1.53125        Feb. 5, 2002       $  1,692
                                                               15,000    $   1.11       Feb. 24, 2003       $  4,600
------------------------------------------------------------------------------------------------------------------------
Barry J. Gordon            Director                             2,000    $   5.00       Oct. 24, 2000       $  2,763
                                                                4,000    $1.53125        Feb. 5, 2002       $  1,692
                                                               15,000    $   1.11       Feb. 24, 2003       $  4,600
------------------------------------------------------------------------------------------------------------------------
Allen L. Weingarten        Director                             2,000    $   5.00       Oct. 24, 2000       $  2,763
                                                                4,000    $1.53125        Feb. 5, 2002       $  1,692
                                                               15,000    $   1.11       Feb. 24, 2003       $  4,600
------------------------------------------------------------------------------------------------------------------------
Scott A. Ziegler           Director                             2,000    $   5.00       Oct. 24, 2000       $  2,763
                                                                4,000    $1.53125        Feb. 5, 2002       $  1,692
                                                               15,000    $   1.11       Feb. 24, 2003       $  4,600
------------------------------------------------------------------------------------------------------------------------
Bruce A. Kaufman           Treasurer & Secretary                4,000    $   1.50       Apr. 24, 2002       $  1,658
                                                                2,000    $   1.11       Feb. 23, 2003       $    613
========================================================================================================================

(1) The exercise prices were based upon the fair market value of the shares underlying the options on the date of the grants.

(2) The potential value is equal to the appreciated market value of the underlying shares, assuming for this purpose that the market value of the Common Stock will appreciate in value from the grant date to the expiration of the option at an annualized (compounded) rate of 5%, less the aggregate exercise price of the underlying shares.

     The number of stock options that may be granted by the Company under its stock option plan is restricted under the 1940 Act to 25% of the outstanding number of shares of the Common Stock less the number of outstanding warrants and any other warrants, options or right to purchase shares of Common Stock. No such warrant, option or right is outstanding at the date of this Proxy Statement. Under the 1940 Act, the options granted to non-officer directors require the approval of the Commission, which at the date of this Proxy Statement has not been applied for.

PENSION PLAN

     The Company terminated its defined benefit pension plan on April 8, 1994. The distribution of benefits was paid in full as of June 24, 1994. The Company will incur no termination or withdrawal liability as a result of the action taken by the Company to terminate its plan. The Company currently has no pension or other retirement plan, or profit sharing plan or other contingent forms of remuneration.

INDEMNIFICATION

     Pursuant to Article EIGHTH of the Company's certificate of incorporation and Article VI of the Company's by-laws, the Company is obligated to indemnify any person, made, or threatened to be made, a party to an action or proceeding (other than an action or proceeding by or in the right of the Company to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Company served in any capacity at the request of the Company, by reason of the fact that he, was a director or officer of the Company, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred as a result of such action or proceeding, or any appeal therein. It is a requirement for such indemnity that such director or officer have acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Company, as determined by a disinterested person and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

              RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANT

     The Board of Directors of the Company, including a majority of the disinterested directors, has appointed the firm of PricewaterhouseCoopers LLP to serve as independent accountant of the Company for the fiscal year ending March 31, 1999, subject to ratification of this appointment by the affirmative vote of the holders of the majority of shares present in person or by proxy at the meeting. PricewaterhouseCoopers LLP have served as the Company's independent accountant since June 5, 1997 when it replaced Joel Popkin & Company, P.C. None of the reports of Joel Popkin & Company, P.C. on the Company's financial statements that were audited by that firm contain an adverse opinion or disclaimer of opinion, and none of its reports were qualified or modified as to uncertainty, scope of audit or accounting principles.

     One or more representatives of PricewaterhouseCoopers LLP is expected to be present at the meeting, and such representative will be given an opportunity to make a statement, if he wishes, and will be available to answer appropriate questions from the shareholders present at the meeting.

     THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANT FOR THE FISCAL YEAR ENDING MARCH 31, 1999.

                              CERTAIN TRANSACTIONS

     Reference is made to "ELECTION OF DIRECTORS - Executive Compensation" for information about employment agreements between the Company and Messrs. Paul A. Perlin, David Greenberg and Stanley M. Pechman and to "ELECTION OF DIRECTORS - Stock Options" for information about stock options granted to management personnel and directors.

                              SHAREHOLDER PROPOSALS

     Proposals by shareholders of the Company to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company no later than May 1, 1999 to be considered for inclusion in the Company's Proxy Statement and proxy for that meeting. The proponent must be a record or beneficial owner of Common Stock of the Company entitled to vote on his or her proposal at the 1999 Annual Meeting and must continue to own such stock entitling him or her to vote through that date on which the meeting is held.

                                  ANNUAL REPORT

     The Annual Report to Shareholders concerning the Company's operations during the fiscal year ended March 31, 1998, including certified financial statements as of and for the year then ended, is being furnished to shareholders, together with this Proxy Statement. The Annual Report is incorporated in this Proxy Statement and should be considered part of the soliciting material.

                                  OTHER MATTERS

     The Board of Directors knows of no other business to be presented at the Special Meeting. If other matters properly come before the Special Meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.


                                     By Order of the Board of Directors


July 29, 1998                        Bruce A. Kaufman, Secretary

                             WINFIELD CAPITAL CORP.

               SPECIAL MEETING OF SHAREHOLDERS--SEPTEMBER 24, 1998

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby acknowledges receipt of the Proxy Statement dated July 29, 1998 (the "Proxy Statement") and appoints Paul A. Perlin and David Greenberg and each of them, with full power of substitution, as the undersigned's proxies (the "Proxies") to vote at the Special Meeting of Shareholders to be held at 9:00 a.m., Eastern Time, on Thursday, September 24, 1998, at The Yale Club of New York City (Trumbull Room, 18th Floor), 50 Vanderbilt Avenue, New York, New York 10017, and at any adjournments thereof (the "Meeting").

     THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS REFERRED TO HEREIN AND FOR THE RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANT.

(1)  ELECTION OF DIRECTORS:

     FOR ALL NOMINEES listed below (Except as marked to the contrary below) [ ]

     WITHHOLD AUTHORITY to vote for all nominees listed below [ ]

     Joel I. Barad, Barry J. Gordon, David Greenberg, Paul A. Perlin, R. Scot Perlin, Allen L. Weingarten, Bruce A. Kaufman

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

--------------------------------------------------------------------------------
                                                     (Continued on reverse side)

(2) APPROVAL OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANT AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT

     FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

(3) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

     IN WITNESS WHEREOF, THE UNDERSIGNED HAS SET HIS OR HER HAND THIS_____ DAY OF _______________, 1998.

                                        ------------------------------------
                                        SHAREHOLDER'S SIGNATURE


                                        ------------------------------------
                                        PRINT SHAREHOLDER'S NAME

                                        (Please sign exactly as name appears to
                                        the left. When signing as attorney,
                                        executor, trustee, guardian, etc.,
                                        please give full title as such.)